INDEX TO EXHIBITS


 2.1     -    Asset purchase agreement by and between Douglas Cable
              Communications, Limited Partnership and the Company, dated as of July 19, 1995, incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-1 (Reg. No. 37-95278) (the "Form S-1").

 2.2     -    Asset Purchase Agreement by and between Friendship Cable
              of Florida, Friendship Cable of Georgia,Friendship Cable of South Carolina, Buford Group, Inc. and the Company, dated as of July 19, 1995, incorporated herein by reference to Exhibit 2.2 to the Form S-1.

 2.3     -    Asset Purchase Agreement by and between Vista
              Communications Limited Partnership I and the Company, dated as of August 31, 1995, incorporated herein by reference to Exhibit 2.3 to the Form S-1.

 2.4     -    Asset Purchase Agreement by and between
              Vista/Narragansett Cable, L.P. and the Company, dated as of August 8, 1995, incorporated herein by reference to
              Exhibit 2.4 to the Form S-1.

 2.5     -    Asset Purchase Agreement by and between Phoenix Country
              Cable Joint Venture and the Company, dated as of July 19,
              1995, incorporated herein by reference to Exhibit 2.5 to the Form S-1.

 2.6     -    Agreement by and between the Company and Anderson Pacific
              Corporation, dated as of August 4, 1995, incorporated herein by reference to Exhibit 2.6 to the Form S-1.

 3.1     -    Limited Partnership Agreement (the "Partnership
              Agreement") of the Company, dated as of December 23, 1994, incorporated herein by reference to Exhibit 3.1 to the Form S-1.

 3.2     -    Certificate  of  Limited  Partnership  of  the  Company,  dated
              December 23, 1994, incorporated herein by reference to Exhibit 3.2 to the Form S-1.

 3.3     -    Certificate of Incorporation of Galaxy Telecom Capital
              Corp. ("Capital Corp."), incorporated herein by reference to Exhibit 3.3 to the Form S-1.

 3.4     -    Bylaws of Capital Corp.,  incorporated herein by
              reference to Exhibit 3.4 to the Form S-1.

 3.5     -    Amendment No.1 to the Limited Partnership Agreement,
              dated as of December 1, 1995.

 3.6     -    Amendment No.2 to the Limited Partnership Agreement,
              dated as of December 29, 1995.

 4.1     -    Indenture by and among the Company, Capital Corp. and
              Boatman's Trust Company, as Trustee, relating to the 12
              3/8% Senior Subordinated Notes due 2005, incorporated herein by reference to Exhibit 4.1 to the Form S-1.

 4.2     -    Form of Note (included in Exhibit 4.1).

10.1     -    Management Agreement by and between Galaxy Systems
              Management, Inc. and the Company, dated as of December
              23, 1994, incorporated herein by reference to Exhibit
              10.1 to the Form S-1.

10.2     -    Securities Purchase Agreement by and among the Company,
              Galaxy Telecom, Inc. and Galaxy Telecom Investments,
              L.L.C. and the Purchasers and other parties named therein, dated as of December 23, 1994 (the "Securities
              Purchase Agreement"), incorporated herein by reference to Exhibit 10.2 to the Form S-1.

10.3     -    Equity Holders Agreement by and among the Company, Galaxy
              Telecom, Inc., Vantage Cable Associates, L.P. and the
              Management Stockholders and Purchasers named in the Securities Purchase Agreement, dated as of December 23,
              1994, incorporated herein by reference to Exhibit 10.3 to the Form S-1.

10.4     -    Contract by and between the Company and QUALCOMM
              Incorporated, dated as of November 18, 1993, as amended, incorporated herein by reference to Exhibit 10.5 to the Form S-1.

10.5     -    Asset Purchase Agreement by and between the Company (as
              assignee of Galaxy Management, Inc.) and Galaxy
              Cablevision, L.P., dated as of May 16, 1994, incorporated herein by reference to Exhibit 10.6 to the Form S-1.

10.6     -    Asset Purchase Agreement by and between the Company (as
              assignee of Galaxy Management, Inc.) and Vantage Cable
              Associaties, L.P., dated as of June 8, 1994, as amended as of December 23, 1994, incorporated herein by reference to Exhibit 10.7 to the Form S-1.

10.7     -    Asset Purchase Agreement by and between the Company (as
              assignee of Galaxy Management, Inc.) and Chartwell Cable of Colorado, Inc., dated November 11, 1994, incorporated herein by reference to Exhibit 10.8 to the Form S-1.

10.8     -    Asset Purchase Agreement by and between the Company and
              Galaxy Cablevision, L.P., dated as of December 23, 1994, incorporated herein by reference to Exhibit 10.9 to the Form S-1.

10.9     -    Agreement of Purchase and Sale by and between the Company
              (as assignee of Galaxy Management, Inc.) and Vista
              Communications Limited Partnership III, dated as of June
              13, 1994,  incorporated herein by reference to Exhibit
              10.10 to the Form S-1.

10.10    -    Affiliate Subordination Agreement by and among the
              Company and the other parties named therein, dated as of December 23, 1994, incorporated herein by reference to
              Exhibit 10.11 the Form S-1.

10.11 - First Amendment to Securities Purchase Agreement, dated as of December 1, 1995.

10.12    -    Amended and Restated Loan Agreement dated as of September 28, 1995 by and among the Company and Fleet National Bank, as Agent, Lender and Co-Arranger,  and  Internationale  Nederlanden  (U.S.) Capital
              Corporation, as Lender and Co-Arranger, and the other Financial
              Institutions party thereto.
12.1     -    Computation of Ratio of Earnings to Fixed Charges.

21.1     -    Subsidiaries of the Company incorporated herein by
              reference to Exhibit 21.1 to the Form S-1.

27.1     -    Financial Data Schedule.

The Issuers agree to furnish supplementally a copy of any omitted schedules to such agreement upon request of the Commission.

                                 AMENDMENT NO. 1
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              GALAXY TELECOM, L.P.


         AMENDMENT dated as of December 1, 1995 by and between Galaxy Telecom, Inc., a Delaware corporation, the managing general partner and a limited partner of the Partnership ("Galaxy GP"), and Galaxy Telecom Investments, L.L.C., a Delaware limited liability company and a general and limited partner of the Partnership ("Galaxy LLC") (together, the "General Partners").

         WHEREAS, the General Partners and limited partners named therein are parties to the Limited Partnership Agreement of Galaxy Telecom, L.P. dated as of December 23, 1994 (the "Partnership Agreement");

         WHEREAS, the Partnership desires to consummate the Additional Adquisitions contemplated by that certain Securities Purchase Agreement dated as of December 23, 1994, by and among the Partnership, Galaxy GP, Galaxy LLC, and the Purchasers and other parties named therein, as amended by the First Amendment to Securities Purchase Agreement dated as of December 1, 1995 (the "Securities Purchase Agreement");

         WHEREAS, Galaxy LLC desires to make additional Class A capital contributions to the Partnership in order to fund a portion of the purchase prices for the Additional Acquisitions contemplated by the Securities Purchase Agreement; and

         WHEREAS, the General Partners desire that Exhibit A to the Partnership Agreement be amended to reflect such additional Class A Capital Contributions by Galaxy LLC.

         NOW, THEREFORE, for good and valuable consideration, the General Partners agree as follows:

     1. Exhibit A to the Partnership Agreement is hereby amended and restated, as of the effective date of this Amendment, to read in its entirety as Exhibit A attached hereto.

     2. Unless otherwise defined in this Amendment, each capitalized term used herein shall have the meaning set forth in the Securities Purchase Agreement.

     3. The effective date of this Amendment shall be the date first set forth above.

     4. As amended by this Amendment, the Partnership Agreement is in all respects ratified and confirmed, and as so amended by this Amendment the Partnership Agreement shall be read, taken and construed as one and the same instrument.

     5. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     6. This Amendment shall be governed in accordance with the laws of the State of Delaware, as applied to contracts made and performed within the State of Delaware, without regard to principles of conflicts of law.



         IN WITNESS WHEREOF, this Amendment has been executed by the General Partners as of the date first set forth above.


                                     GALAXY TELECOM, INC.



                                  By: \s\ Tommy Gleason, Jr.
                                      -------------------------------------
                                          Tommy Gleason, Jr.
                                          President



                                      GALAXY TELECOM INVESTMENTS, L.L.C.



                                   By: \s\ Tommy Gleason, Jr.
                                       -------------------------------------
                                           Tommy Gleason, Jr.
                                           Manager

                                                  As Amended at December 1, 1995

                                    EXHIBIT A
                                General Partners


                             Class A Limited Partner

                                                          Capital    Percentage
Name                         Address                  Contribution    Interests
- - - --------------------------   ----------------------   -----------   -----------

Galaxy Telecom, Inc.         1220 North Main Street   $   133,333             1%
                             Sikeston, MO 63801

Galaxy Telecom               1220 North Main Street   $40,691,667            99%
   Investments, L.L.C        Sikeston, MO 63801


                             Class B Limited Partner

                                                     Capital         Percentage
Name                        Address                  Contribution    Interest
- - - -------------------------   ----------------------   -------------   ----------

Galaxy Telecom              1220 North Main Street   $       1,000          100%
   Investments, L.L.C       Sikeston, MO 63801


                             Class C Limited Partner

                                                     Capital         Percentage
Name                        Address                  Contribution    Interests

Galaxy Telecom, Inc.        1220 North Main Street   $     416,000          100%
                            Sikeston, MO 63801


                             Class D Limited Partner

                                                     Capital         Percentage
Name                     Address                     Contribution    Interests
- - - ----------------------   -------------------------   -------------   ----------

Vantage Cable            5400 University Avenue      $   6,384,000          100%
   Associates, L.P.      West Des Moines, IA 50266


                             Class E Limited Partner

                                                     Capital         Percentage
Name                        Address                  Contribution    Interests
- - - -------------------------   ----------------------   -------------   ----------

Galaxy Telecom, Inc.        1220 North Main Street   $     200,000          100%
                            Sikeston, MO 63801

                                 AMENDMENT NO. 2
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              GALAXY TELECOM, L.P.


         AMENDMENT dated as of December 29, 1995 by and between Galaxy Telecom, Inc., a Delaware corporation, the managing general partner and a limited partner of the Partnership ("Galaxy GP"), and Galaxy Telecom Investments, L.L.C., a Delaware limited liability company and a general and limited partner of the Partnership ("Galaxy LLC") (together, the "General Partners").

     WHEREAS, the General Partners and limited partners named therein are parties to the Limited Partnership Agreement of Galaxy Telecom, L.P. dated as of December 23, 1994, as amended by Amendment No. 1 to the Limited Partnership Agreement of Galaxy Telecom, L.P.(dated as of December 1, 1995 the "Partnership Agreement");

         WHEREAS, the Partnership desires to consummate certain of the Additional Adquisitions contemplated by that certain Securities Purchase Agreement dated as of December 23, 1994, by and among the Partnership, Galaxy GP, Galaxy LLC, and the Purchasers and other parties named therein, as amended by the First Amendment to Securities Purchase Agreement dated as of December 1, 1995 (the "Securities Purchase Agreement");

         WHEREAS, Galaxy LLC desires to make additional Class A capital contributions to the Partnership in order to fund a portion of the purchase prices for certain of the Additional Acquisitions contemplated by the Securities Purchase Agreement; and

         WHEREAS, the General Partners desire that Exhibit A to the Partnership Agreement be amended to reflect such additional Class A Capital Contributions by Galaxy LLC.

         NOW, THEREFORE, for good and valuable consideration, the General Partners agree as follows:

     1. Exhibit A to the Partnership Agreement is hereby amended and restated, as of the effective date of this Amendment, to read in its entirety as Exhibit A attached hereto.

     2. The effective date of this Amendment shall be the date first set forth above.

     3. As amended by this Amendment, the Partnership Agreement is in all respects ratified and confirmed, and as so amended by this Amendment the Partnership Agreement shall be read, taken and construed as one and the same instrument.

     4. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     5. This Amendment shall be governed in accordance with the laws of the State of Delaware, as applied to contracts made and performed within the State of Delaware, without regard to principles of conflicts of law.



         IN WITNESS WHEREOF, this Amendment has been executed by the General Partners as of the date first set forth above.


                                     GALAXY TELECOM, INC.



                                  By: \s\ Tommy Gleason, Jr.
                                      -------------------------------------
                                          Tommy Gleason, Jr.
                                          President



                                      GALAXY TELECOM INVESTMENTS, L.L.C.



                                   By: \s\ Tommy Gleason, Jr.
                                       -------------------------------------
                                           Tommy Gleason, Jr.
                                           Manager

                                                 As Amended at December 29, 1995

                                    EXHIBIT A
                                General Partners


                             Class A Limited Partner

                                                          Capital    Percentage
Name                         Address                  Contribution    Interests
- - - --------------------------   ----------------------   -----------   -----------

Galaxy Telecom, Inc.         1220 North Main Street   $   133,333             1%
                             Sikeston, MO 63801

Galaxy Telecom               1220 North Main Street   $44,491,667            99%
   Investments, L.L.C        Sikeston, MO 63801


                             Class B Limited Partner

                                                     Capital         Percentage
Name                        Address                  Contribution    Interest
- - - -------------------------   ----------------------   -------------   ----------

Galaxy Telecom              1220 North Main Street   $       1,000          100%
   Investments, L.L.C       Sikeston, MO 63801


                             Class C Limited Partner

                                                     Capital         Percentage
Name                        Address                  Contribution    Interests

Galaxy Telecom, Inc.        1220 North Main Street   $     416,000          100%
                            Sikeston, MO 63801


                             Class D Limited Partner

                                                     Capital         Percentage
Name                     Address                     Contribution    Interests
- - - ----------------------   -------------------------   -------------   ----------

Vantage Cable            5400 University Avenue      $   6,384,000          100%
   Associates, L.P.      West Des Moines, IA 50266


                             Class E Limited Partner

                                                     Capital         Percentage
Name                        Address                  Contribution    Interests
- - - -------------------------   ----------------------   -------------   ----------

Galaxy Telecom, Inc.        1220 North Main Street   $     200,000          100%
                            Sikeston, MO 63801